UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 8, 2013

Plug Power Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34392	22-3672377
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

968 Albany Shaker Road, Latham, New York	12110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (518) 782-7700

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement.

On May 8, 2013, Plug Power Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Air Liquide Investissements d'Avenir et de Demonstration (“Air Liquide”), pursuant to which the Company agreed to issue and sell to Air Liquide approximately 10,500 shares of the Company’s Series C Redeemable Convertible Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock”), for an aggregate purchase price of approximately $2.6 million (Euro 2 million) in cash.  On an as-converted basis, Air Liquide is expected to initially own approximately 14% of the Company’s outstanding common stock, par value $0.01 per share (the “Common Stock”).  The transaction contemplated by the Securities Purchase Agreement is expected to close during the week of May 13, 2013 and no later than May 22, 2013.

Under the terms of the Purchase Agreement, for so long as Air Liquide holds any shares of Series C Preferred Stock, Air Liquide shall be entitled to designate one director to the Company’s Board of Directors.  In the event the Series C Preferred Stock is converted into shares of Common Stock and Air Liquide continues to hold at least 5% of the outstanding shares of Common Stock or 50% of the shares of Common Stock held by Air Liquide on an as-converted basis immediately following the issuance of the Series C Preferred Stock, Air Liquide shall continue to be entitled to designate one director to the Company’s Board of Directors.  The Purchase Agreement also provides Air Liquide with the right to participate in certain future equity financings by the Company.

The foregoing summary is qualified in its entirety by the full text of the Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

The Series C Preferred Stock will rank senior to the Common Stock with respect to rights upon the liquidation, dissolution or winding up of the Company. The Series C Preferred Stock will be entitled to receive dividends at a rate of 8% per annum payable in equal quarterly installments in cash or in shares of Common Stock, at the Company’s option. The Series C Preferred Stock will be convertible into shares of Common Stock, at a conversion price equal to $0.248794 per share, at Air Liquide’s option, (1) on or after May 8, 2014 or (2) upon any liquidation, dissolution or winding up of the Company, any sale, consolidation or merger of the Company resulting in a change of control, or any sale or other transfer of all or substantially all of the assets of the Company.  The Series C Preferred Stock will have customary redemption rights and weighted average anti-dilution protection.  The Series C Preferred Stock will vote together with the Common Stock on an as-converted basis on all matters.

The shares of Series C Preferred Stock were issued in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).

In connection with the Series C Preferred Stock investment, the Company and Axane, S.A. (“Axane”), a subsidiary of Air Liquide S.A., entered into transactions related to their HyPulsion S.A.S. joint venture.  HyPulsion was formed by the Company and Axane to develop and market hydrogen fuel cell systems for the European material handling market.  Axane purchased a 25% ownership interest in HyPulsion from the Company for a cash purchase price of $3.3 million (Euro 2.5 million).  The Company now owns 20% and Axane owns 80% of HyPulsion.  The Company has the right to purchase 60% of HyPulsion from Axane in 2018 at a formula price.  If the Company does not exercise its purchase right, Axane has the right to buy the Company’s remaining 20% interest at a formula price.

The Company and HyPulsion also entered into an engineering service agreement under which, among other things, the Company will provide HyPulsion with engineering and technical services for a new fuel cell assembly line and manufacturing execution system.  Under the service agreement, HyPulsion will make payments to the Company of up to $659,000 (Euro 500,000) in the aggregate for services to be performed by the Company.

Item 3.03.       Material Modification to Rights of Security Holders.

In connection with entering into the Purchase Agreement, on May 8, 2013, the Company and Broadridge Corporate Issuer Solutions, Inc., as rights agent (“Broadridge”), entered into an Amendment No. 5 (the “Amendment”) to Shareholders Rights Agreement, dated as of June 23, 2009 (as amended by Amendment No. 1 to Shareholder Rights Agreement, dated as of May 6, 2011, Amendment No. 2 to Shareholder Rights Agreement, dated March 16, 2012, Amendment No. 3 to Shareholder Rights Agreement, dated March 23, 2012, and Amendment No. 4 to Shareholder Rights Agreement, dated February 11, 2013, the “Rights Agreement”), between the Company and Broadridge.  The Amendment amends the definition of “Acquiring Person” to allow Air Liquide to acquire, under the Purchase Agreement, shares of Series C Preferred Stock, as well as the shares of Common Stock issuable upon conversion thereof and any dividends payable or paid-in-kind, without triggering the rights under the Rights Agreement. If Air Liquide becomes the beneficial owner of 15% or more of the shares of Common Stock and at such time Air Liquide is or is deemed to be the beneficial owner of any shares of Common Stock other than by virtue of owning shares of Series C Preferred Stock and any shares of Common Stock acquired upon conversion thereof or any dividends payable or paid-in-kind, then Air Liquide will be deemed an “Acquiring Person” under the Rights Agreement.

The foregoing summary is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 7.01.       Regulation FD Disclosure.

The Company issued a press release announcing the  execution of the Purchase Agreement and the other Air Liquide transactions. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.       Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Amendment No. 5 to Shareholder Rights Agreement, dated as of May 8, 2013, by and between Plug Power Inc. and Broadridge Corporate Issuer Solutions, Inc., as Rights Agent.

10.1	Securities Purchase Agreement, dated as of May 8, 2013, by and between Plug Power Inc. and Air Liquide Investissements d'Avenir et de Demonstration.

99.1	Press Release, dated May 8, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plug Power Inc.

Date: May 8, 2013	By: /s/ Gerard L. Conway, Jr.
Name: Gerard L. Conway, Jr.
Title: General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Amendment No. 5 to Shareholder Rights Agreement, dated as of May 8, 2013, by and between Plug Power Inc. and Broadridge Corporate Issuer Solutions, Inc., as Rights Agent.

10.1	Securities Purchase Agreement, dated as of May 8, 2013, by and between Plug Power Inc. and Air Liquide Investissements d'Avenir et de Demonstration.

99.1	Press Release, dated May 8, 2013.